SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 23, 2018

WALGREENS BOOTS ALLIANCE, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36759	47-1758322
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

108 Wilmot Road, Deerfield, Illinois	60015
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (847) 315-2500

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 24, 2018, the Board of Directors of Walgreens Boots Alliance, Inc. (the “Company”), upon the recommendation of the Compensation Committee, terminated the Walgreens Boots Alliance, Inc. 2011 Cash-Based Incentive Plan (as amended and restated effective July 1, 2016) (the “Plan”), effective immediately following the final settlement of the fiscal year 2018 awards thereunder. The Plan had been adopted to help optimize the tax deduction for performance-based cash incentive payments to executives under the Internal Revenue Code (as amended, the “Code”) and tax rules and regulations in effect at the time of adoption. The “performance-based” exception to the limitation on deductibility set forth in Section 162(m) of the Code was repealed as part of the December 2017 United States tax law changes.

On October 23, 2018, the Compensation Committee of the Board of Directors of the Company approved forms of grant agreement for future use under the amended and restated Walgreens Boots Alliance, Inc. 2013 Omnibus Incentive Plan (the “Omnibus Plan”). These forms are attached as Exhibit 10.1 (form of Performance Share Award agreement), Exhibit 10.2 (form of Stock Option Award agreement), Exhibit 10.3 (form of Stock Option Award agreement under UK Sub-plan), Exhibit 10.4 (form of Performance Share Award agreement for CEO), Exhibit 10.5 (form of Stock Option Award agreement for CEO) and Exhibit 10.6 (form of Restricted Stock Unit Award agreement for Executive Chairman) hereto, and are incorporated herein by reference.

On October 23, 2018, the Compensation Committee also approved Amendments to certain Omnibus Plan Award agreements, which amendments are intended to enable participants to pay cash to satisfy tax withholding obligations in certain circumstances and to make inapplicable certain restrictive covenant provisions in Stock Option Award agreements, as applied to UK employees with employment agreements that contain such restrictive covenant provisions. Such amendments are attached as Exhibit 10.7 hereto and incorporated herein by reference. The Committee also approved an extension of the Assignment Agreement of Alex Gourlay, a copy of which is attached as Exhibit 10.8 hereto and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit	Description

10.1	Form of Performance Share Award agreement

10.2	Form of Stock Option Award agreement

10.3	Form of Stock Option Award agreement under UK Sub-plan

10.4	Form of Performance Share Award agreement for CEO

10.5	Form of Stock Option Award agreement for CEO

10.6	Form of Restricted Stock Unit Award agreement for Executive Chairman

10.7	Amendments to certain Omnibus Plan Award agreements

10.8	Extension to Assignment Letter between Alexander Gourlay and Walgreens Boots Alliance Services Limited.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WALGREENS BOOTS ALLIANCE, INC.

Date: October 26, 2018	By:	/s/ Joseph B. Amsbary, Jr.
	Title:	Vice President and Corporate Secretary